Supplement dated March 18, 2015

To the Prospectuses dated May 1, 2014, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

and

To the Prospectus dated May 1, 2008, as amended, for

NYLIAC Pinnacle Variable Universal Life Insurance

NYLIAC Pinnacle Survivorship Variable Universal Life Insurance

This supplement amends the May 1, 2014 and May 1, 2008 prospectuses, as amended, for the variable universal life insurance policies (the “VUL Policies”) offered through the separate accounts referenced above, other than the prospectus, dated May 1, 2014 for NYLIAC Corporate Sponsored Variable Universal Life (the “Prospectuses”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note certain changes to the Van Eck VIP Multi-Manager Alternatives Fund – Initial Class (the “Van Eck Portfolio”). Keeping this purpose in mind, please note the following:

Soft Close and Liquidation of Van Eck Portfolio

Please be advised that on March 12, 2015 the board of directors for the Van Eck Portfolio approved the close of the Van Eck Portfolio as of March 27, 2015 (the “Soft Close Date”) and a liquidation of the Van Eck Portfolio on or about June 3, 2015 (the “Liquidation Date”). After the Soft Close Date, only policyholders that have cash value allocated to the Van Eck Portfolio as of such date will be able to allocate additional cash value to the Van Eck Portfolio.

On the Liquidation Date, if any policyholders have not transferred their cash value out of the Van Eck Portfolio as of such date, we will transfer an amount equal to the cash value held in the Van Eck Portfolio, into the MainStay VP Cash Management portfolio. In addition, please note the following:

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You have the right to change your allocations throughout the life of your policy. The VUL Policies offer a wide range of Investment Divisions from which to choose. For additional information concerning other Investment Divisions, please refer to either the Prospectuses or the prospectus for the Investment Division(s) you are interested in.

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You can request a paper copy of the prospectuses for our other Investment Divisions by mail by contacting us at the Service Office listed on the first page of the Prospectuses. You may also receive a copy of these prospectuses through the internet on our corporate website (www.newyorklife.com).

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Any transfers made in connection with either the soft close or liquidation of the Van Eck Portfolio will not count towards either the twelve (12) transfer limit or our limitations regarding potentially harmful transfers as described in the Prospectuses.

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If you have cash value allocated to the Van Eck Portfolio as of the Soft Close Date, we will send you a separate summary communication about the soft close and liquidation, along with a transfer request form so you may transfer your monies out of the Van Eck Portfolio prior to the Liquidation Date.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010